UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2025

The Kroger Co.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	No. 1-303	31-0345740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street Cincinnati, OH		45202
(Address of Principal Executive Offices)		(Zip Code)

(513) 762-4000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered:
Common Stock, $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06	Material Impairments.

On November 18, 2025, The Kroger Co. (“Kroger” or the “Company”) announced updates to its eCommerce plan. In connection with the foregoing, the Company will close certain fulfillment centers in the United States.

The Company expects to incur impairment and related charges in the third fiscal quarter of 2025 of approximately $2.6 billion as a result of these closures and the rest of the automated fulfillment network not meeting financial expectations.

Item 7.01	Regulation FD Disclosure.

On November 18, 2025, the Company issued a press release announcing the actions described in Item 2.06 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth therein.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Company’s simplification of its customer fulfillment network and associated expected impairment charges, as well as Kroger’s financial position and future performance. These statements are based on management’s assumptions and beliefs in light of the information currently available to it. Such statements are indicated by words or phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “plan,” “project,” “seek,” “should,” “will” and “would” and variations of such words and similar phrases. Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements.

These statements are subject to a number of known and unknown risks, uncertainties and other important factors, including the amount of the charges to be taken as a result of the closure of certain fulfillment centers and the automated fulfillment network not meeting financial expectations, including the risk that additional impairment charges may be required, and the risks and other factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by Kroger from time to time, including those discussed under the heading “Risk Factors” in its respective most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Except as required by law, the Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.

Kroger assumes no obligation to update the information contained herein unless required by applicable law. Please refer to Kroger’s reports and filings with the SEC for a further discussion of these risks and uncertainties.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of The Kroger Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

By:	/s/ George H. Vincent
Name:	George H. Vincent
Title:	Executive Vice President, General Counsel and Secretary

Dated: November 18, 2025